Exhibit 10.1

FORM OF

AMENDMENT AND WAIVER AGREEMENT

This Amendment and Waiver Agreement, dated as of October 25, 2023 (this “Agreement”), is among Rennova Health, Inc., a Delaware corporation (“Rennova”), Sabby Healthcare Master Fund, Ltd. (“Sabby Healthcare”) and Sabby Volatility Warrant Master Fund, Ltd. (“Sabby Volatility”).

WHEREAS, Rennova, Sabby Healthcare and Sabby Volatility are parties to the Securities Purchase Agreement, dated as of March 15, 2017 (the “March 2017 Purchase Agreement”);

WHEREAS, Rennova, Sabby Healthcare, and Sabby Volatility are parties to the Exchange Agreement, dated as of March 15, 2017 (the “Exchange Agreement”);

WHEREAS, Rennova, Sabby Healthcare and Sabby Volatility are parties to the Securities Purchase Agreement, dated as of August 31, 2017 (the “August 2017 Purchase Agreement”);

WHEREAS, Rennova, Sabby Healthcare and Sabby Volatility are parties to the Additional Issuance Agreement., dated as of July 16, 2018 (the “Additional Issuance Agreement” and, collectively with the March 2017 Purchase Agreement, the Exchange Agreement, and the August 2017 Purchase Agreement, the “Debenture Agreements”);

WHEREAS, pursuant to the Exchange Agreement, Rennova issued Senior Secured Original Issue Discount Convertible Debentures due March 21, 2019 (the “March 2019 Debentures”) on March 21, 2017;

WHEREAS, pursuant to the Additional Issuance Agreement, Rennova issued Senior Secured Original Issue Discount Convertible Debentures due September 19, 2019 (the “September 2019 Debentures” and, collectively with the March 2019 Debentures, the “Debentures”), on July 16, 2018, August 2, 2018 and November 8, 2018;

WHEREAS, the principal amounts of the Debentures outstanding as of the date hereof owned by Sabby Healthcare and Sabby Volatility and the amount of accrued interest owed as of September 30, 2023, on such Debentures are set as set forth on Exhibit A hereto;

WHEREAS, all defined terms not otherwise defined herein shall have the meanings given them in the Debenture Agreements; and

WHEREAS, Rennova, Sabby Healthcare, and Sabby Volatility desire to make the amendments and provide for the waivers as specified herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Recitals. The forgoing recitals are true and correct, are incorporated into this Agreement and are binding on the parties.

2. Maturity Date. The Maturity Date (as defined in the Debentures) is hereby amended from March 21, 2019 or September 19, 2019, as the case may be, to December 31, 2025.

3. Additional Mortgage. Section 6 of the Additional Issuance Agreement is amended to provide that Rennova will cause the filing of a first mortgage or deed of trust lien on the real estate included in the Jamestown asset acquisition at the Purchaser’s request.

4. Permitted Indebtedness. The definition of Permitted Indebtedness in the Debentures is hereby amended by adding the following at the end of the provision:

“; (e) the indebtedness set forth in the financial statements included in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2023; and (f) any indebtedness incurred in connection with liabilities set forth in the financial statements included in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2023.”

5. Permitted Liens. The definition of Permitted Liens in the Debentures is hereby amended by adding the following at the end of the provision:

“; and (g) Liens in effect on October 25, 2023.”

6. Trading Market. The definition of Trading Market in the Debentures is hereby amended by adding the words “or OTC Pink” immediately after the word “OTCQX”.

7. Amortization. Section 6 of the Debentures is hereby deleted in its entirety.

8. Negative Covenants.

(a) The initial wording of Section 7(e) of the Debentures is hereby amended to read as follows:

“repay, repurchase or offer to repay, repurchase or otherwise acquire any Indebtedness (other than any Indebtedness set forth in the financial statements included in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2023,”

(b) The initial wording of Section 7(g) of the Debentures is hereby amended to read as follows:

“enter into any transaction with any Affiliate of the Company (other than InnovaQor, Inc.),”

9. Events of Default.

(a) The last sentence of Section 8(a)(iii) of the Debentures is hereby deleted in its entirety and the following is hereby added at the end of the first sentence:

“, other than any defaults or events of default that may exist on the date hereof.”

(b) Section 8(a)(vi) of the Debentures is hereby amended by adding the following at the beginning thereof:

“other than any defaults that may exist on the date hereof,”

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(c) Section 8(a)(xiv) of the Debentures is hereby amended by adding the following at the beginning thereof:

“other than any judgment, writ or similar final process that may have been entered or filed on the date hereof,”

10. Change of Control Transaction. The definition of Change of Control Transaction in the Debentures is amended by adding the following words at the end of clause (a):

“, other than as a result of the ownership, or right to vote, of the Company’s Series M Convertible Preferred Stock by Seamus Lagan or Christopher Diamantis or any of their affiliates”

11. Participation in Future Financing. Section 4.12 of the March 2017 Purchase Agreement and the August 2017 Purchase Agreement is hereby deleted in its entirety.

12. Subsequent Equity Sales. Section 4.13 of the March 2017 Purchase Agreement and the August 2017 Purchase Agreement is hereby deleted in its entirety.

13. Survival of Covenants. Section 5.5 of the Exchange Agreement is hereby deleted in its entirely.

14. Waiver. Each of Sabby Healthcare and Sabby Volatility waives any breach, default or Event of Default that may have arisen or occurred (or any event which may have constituted a breach, default or Event of Default) under any of the Debenture Agreements or under any agreement entered into in connection with any of the Debenture Agreements through the date hereof.

15. Ownership of Debentures. Sabby Healthcare and Sabby Volatility jointly and severally represent and warrant (i) that they own and hold, beneficially and of record, the entire right, title, and interest in and to the Debentures, and (ii) that they own sufficient Debentures and Warrants as may be required to amend the Debenture Agreements and grant the waiver as provided in this Agreement.

16. Miscellaneous.

(a) This Agreement contains the entire understanding of the parties with respect to the subject matter hereof and supersedes all prior understandings, oral or written, with respect to such matter.

(b) Except as amended and provided herein, the Debenture Agreements remain in full force and effect.

(c) The headings herein are for convenience only, do not constitute a part of this Agreement and should not be deemed to limit or affect any of the provisions hereof.

(d) Each party hereto represents and warrants that this Agreement has been duly authorized, executed and delivered by all necessary action and that it constitutes the valid and binding obligation of such party, enforceable against it in accordance with its terms.

(e) This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties hereto.

(f) This Agreement may be executed in any number of counterparts, all of which when taken together shall be considered one and the same agreement. In the event that any signature is delivered by facsimile transmission or by email delivery of a “PDF” format data file, such signatures shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “PDF” signature page were an original thereof.

(g) This Agreement shall be governed by, and all questions concerning the construction, enforcement and interpretation hereof shall be determined in accordance with the provisions of the Debenture Agreements.

[Signatures on following page]

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IN WITNESS WHEREOF, this Agreement has been executed and delivered as of the 25th day of October, 2023

SABBY HEALTHCARE MASTER FUND, LTD.

By:

SABBY VOLATILITY WARRANT MASTER FUND, LTD.

By:

RENNOVA HEALTH, INC.

By:

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EXHIBIT A

	Debenture Balance [i]	Accrued Interest

March 2017 Exchange Debenture	$2,580,240	$2,099,854

July 16, 2018 Debentures	$1,612,000	$1,169,385

August 2, 2018 Debentures	$806,000	$584,691

September 6, 2018 Debentures	$1,612,000	$1,169,385

November 8, 2018 Debentures	$1,612,000	$1,169,385

TOTAL:	$8,222,240	$6,192,700

i Includes Mandatory Default Amounts, if any

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